OmnicomGroup

Merrill Lynch 2004 Advertising/Marketing, Education & Information Conference

March 2, 2004

Forward-Looking Statements

Certain of the statements in this document constitute forward-looking statements. These statements relate to future events or future financial performance and involve known and unknown risks and other factors that may cause our actual or our industry’s results, levels of activity or achievement to be materially different from those expressed or implied by any forward-looking statements. These risks and uncertainties include, but are not limited to, our future financial condition and results of operations, changes in general economic conditions, competitive factors, changes in client communication requirements, the hiring and retention of human resources and our international operations, which are subject to the risks of currency fluctuations and exchange controls. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of those terms or other comparable terminology. These statements are only present expectations. Actual events or results may differ materially.

Other Information

The historical financial information contained in this document has not been audited, although some of it has been derived from Omnicom’s historical financial statements, including its audited financial statements. In addition, industry and other non-financial data contained in this document has been derived from sources we believe to be reliable, but we have not independently verified such information, and we do not, nor does any other person, assume responsibility for the accuracy or completeness of that information.

The inclusion of information in this presentation does not mean that such information is material or that disclosure of such information is required.

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Who We Are

The World’s Leading Advertising and Marketing Communications Services Group

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Traditional Media Advertising	Customer Relationship Management	Public Relations	Specialty Communications

30 Advertising & Marketing Disciplines

150+ Strategic Brand Platforms

1500+ Individual Agencies

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Long-Term Trends Unchanged

Client-Specific Trends
•	Desire to manage brands on a pan-regional or global basis
•	Reduction in service partners
•	Greater coordination of advertising with other marketing initiatives
•	Renewed client M&A activity

Industry-Specific Trends
•	Industry consolidation
•	Creation of pan-regional and global Marketing Services Networks
•	Continued unbundling of media planning and buying from creative services
•	Media fragmentation and PVRs

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Factors Impacting 2004

•	Clients shifting focus to top-line growth

•	Increase in new business activity

•	Increase in media spending -	US Elections Olympics European Football Championship

•	Corporate merger activity picking up

•	Economic climate improving

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Objectives

•	Continue to increase our investment in training and development of our people

•	Maintain the leadership positions of our brands

•	Achieve double digit Revenue and Net Income growth

•	Make selective accretive acquisitions that allow us to further extend our strategic advantages

•	Improve our operating margins

•	Increase the flexibility of our cost structure

•	Use free cashflow to enhance shareholder value

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Financial Review

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2003

Financial Results

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2003 Performance

	Full Year
	2003	2002	% Change

Revenue	$8,621.4	$7,536.3	14.4%

Operating Income	1,164.7	1,104.1	5.5%
% Margin	13.5%	14.7%

Net Interest Expense	42.8	30.5

Profit Before Tax	1,121.9	1,073.6	4.5%
% Margin	13.0%	14.2%

Taxes	380.9	375.6
% Tax Rate	34.0%	35.0%

Profit After Tax	741.0	698.0	6.2%

Equity in Affiliates/ Min. Interest	(65.1)	(54.5)

Net Income	$ 675.9	$ 643.5	5.0%

Earnings per Share	3.59	3.44	4.4%

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2003 Total Revenue Growth

	Total Company		United States		International
	$	%	$	%	$	%
Prior Period Revenue	$7,536.3		$4,284.6		$3,251.7
Foreign Exchange Impact(a)	465.6	6.2%	—	—	465.6	14.3%
Acquisition Revenue(b)	271.7	3.6%	174.7	4.1%	97.0	3.0%
Organic Revenue(c)	347.8	4.6%	261.5	6.1%	86.2	2.7%

Current Period Revenue	$8,621.4	14.4%	$4,720.9	10.2%	$3,900.5	20.0%

(a)	To calculate the FX impact, we first convert the current period’s local currency revenue using the average exchange rates from the equivalent prior period to arrive at constant currency revenue. The FX impact equals the difference between the current period revenue in U.S. dollars and the current period revenue in constant currency.
(b)	Acquisition revenue is the aggregate of the applicable prior period revenue of the acquired businesses. Netted against this number is the revenue of any business included in the prior period reported revenue that was disposed of subsequent to the prior period.
(c)	Organic revenue is calculated by subtracting both the acquisition revenue and the FX impact from total revenue growth.

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2003 Revenue Mix

	Revenue Mix by Discipline – Full Year
	$ Mix	Growth
Advertising	3,739.7	14.1%
CRM	2,918.6	20.5%
PR	955.1	3.7%
Specialty	1,008.0	9.9%

	Revenue Mix by Geography – Full Year
	$ Mix	Growth
United States	4,720.9	10.2%
Euro Markets	1,789.9	22.6%
United Kingdom	941.9	15.9%
Other	1,168.7	19.4%

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Historical Performance

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Financial Performance(a)

Revenue	Operating Income

Net Income	Earnings Per Share

(a)	2001 results are adjusted to assume that the cessation of goodwill amortization occurred on January 1, 2001.
Note: “Growth” is the year-over-year growth from the prior period.

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Revenue

2003 Revenue Growth: 14.4%
Marketing Services
Advertising
15.9% CAGR
811
881
1,007
1,178
1,236
1,385
1,517
1,756
2,258
2,642
3,125
4,092
5,131
6,154
6,889
7,536
8,621
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003

Note:	“Growth” is the year-over year growth from the prior period.

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Operating Income

2003 Operating Income Growth: 5.5%

18.1% CAGR
81
85
103
127
135
146
169
205
271
327
404
560
724
878
1,063
1,104
1,165
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003

Note:	2001 results are adjusted to assume that the cessation of goodwill amortization occurred on January 1, 2001. “Growth” is the year-over year growth from the prior period.

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Net Income

2003 Net Income Growth: 5.0%

20.3% CAGR
35
39
47
52
57
69
85
108
140
176
222
285
363
435
586
644
676
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003

Note:	2001 results are adjusted to assume that the cessation of goodwill amortization occurred on January 1, 2001. “Growth” is the year-over year growth from the prior period.

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Earnings Per Share

2003 EPS Growth: 4.4%

15.7% CAGR
.35
.39
.43
.49
.50
.58
.66
.77
.93
1.12
1.37
1.68
2.01
2.40
3.13
3.44
3.59
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003

Note:	2001 results are adjusted to assume that the cessation of goodwill amortization occurred on January 1, 2001. “Growth” is the year-over year growth from the prior period.

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Long-Term Consistent Growth

By maintaining the exceptional balance and diversity of its portfolio of companies and clients, Omnicom has been able to achieve consistent top-line and bottom-line performance.

Compound Annual Growth	1 YR	3YR	5YR	7YR	10YR	15YR

Revenue	14.4%	11.9%	16.1%	18.4%	19.0%	16.4%

Operating Income	5.5%	9.9%	15.8%	19.9%	21.3%	19.1%

Net Income	5.0%	15.8%	18.9%	21.2%	23.0%	20.9%

Earnings Per Share	4.4%	14.5%	16.4%	18.1%	18.5%	15.9%

Note:	In performing CAGR calculations above, 2001 results are adjusted to assume that the cessation of goodwill amortization occurred on January 1, 2001.

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Competitive Position Analysis

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2003 Revenue Mix by Discipline

	OMC	WPP	IPG*	PUB
Trad. Media Advertising	$3,739.7	$3,166.2	$3,762.0	$2,405.3
Relative Size to OMC		85%	101%	64%
Marketing	$4,881.7	$2,398.8	$2,116.5	$1,967.9
Relative Size to OMC		49%	43%	40%
Market Research	N/A	$1,150.8	N/A	N/A

Total	$8,621.4	$6,715.8	$5,878.5	$4,373.21
Relative Size to OMC		78%	68%	51%

Note:	Financial results for WPP shown in US$ using 2003 average daily exchange rate of $1.636 / 1 GBP. Financial results for Publicis shown in US$ using 2003 average daily exchange rate of $1.132 / 1 Euro.
*	IPG full year results are calculated using 9 mos. actual and YTD percentage breakdown by discipline applied to FY ‘03 First Call consensus estimate.

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2003 Revenue Mix by Geography

	OMC	WPP	IPG*	PUB
U.S.	$4,720.9	$2,745.7	$3,363.9	$1,966.4
Relative Size to OMC		58%	71%	42%
Euro Markets	$1,789.9	$1,765.5	N/A	N/A
Relative Size to OMC		99%
UK	$ 941.9	$1,087.5	N/A	N/A
Relative Size to OMC		115%
Euro & UK	$2,731.8	$2,853.0	$1,650.0	$1,746.6
Relative Size to OMC		104%	60%	64%
Asia/Other	$1,168.7	$1,117.1	$864.6	$660.2
Relative Size to OMC		96%	74%	56%

Total	$8,621.4	$6,715.8	$5,878.5	$4,373.2
Relative Size to OMC		78%	68%	51%

Note:	Financial results for WPP shown in US$ using 2003 average daily exchange rate of $1.636 / 1 GBP. Financial results for Publicis shown in US$ using 2003 average daily exchange rate of $1.132 / 1 Euro.
*	IPG full year results are calculated using 9 mos. actual and YTD percentage breakdown by geography applied to FY ‘03 First Call consensus estimate.

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Omnicom Credit and Liquidity

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Debt Analysis

	December 31,
	2003		2002

Operating Income (EBIT) (a)	$1,165		$1,104
Net Interest Expense (a)	$ 42.8		$ 30.5
EBIT / Net Interest	27.2	x	36.2	x
Total Debt / EBIT	0.9	x	1.2	x

Bank Loans (Due Less Than 1 Year)	$ 42		$ 50
$835 Million Revolver Due 11/14/05	—		—
CP issued under 364 Day Facility (b)	—		—
5.20% Euro Notes Due 6/24/05 (c)	192		160
$850 Million Convertible Notes Due 2/7/31	847		850
$900 Million Convertible Notes Due 7/31/32	892		900
$600 Million Convertible Notes Due 6/15/33	600		—
Loan Notes and Sundry (various through 2012)	18		71

Total Debt	$2,591		$2,031

Cash and Short Term Investments	1,547		696

Net Debt	$1,044		$1,335

(a)	“Operating Income (EBIT)” and “Net Interest Expense” calculations shown are for the years ended as specified. Although our bank agreements reference EBITDA, we have used EBIT for this presentation because EBITDA is a non-GAAP measure.
(b)	The underlying $1.2 billion 364 Day Credit facility expires 11/12/04 plus one-year term out at Omnicom’s option.
(c)	The change in the outstanding balance is the result of changes in the Euro to U.S. dollar currency exchange rate. The Euro balance outstanding as of December 31, 2003 and 2002 was €152.4.

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Liquidity Analysis

Omnicom believes it has ample liquidity to meet all foreseeable business and capital requirements.

		As of December 31, 2003
	Total Amount of Facility	Outstanding	Available
Committed Facilities
364 Day Revolving Credit Facility(a)	$1,200	$ —	$1,200
3 Year Revolving Credit Facility	835	—	835
Other Committed Credit Facilities	42	42	—

Total Committed Facilities	2,077	42	2,035
Uncommitted Facilities(b)	391	—	—	(b)

Total Credit Facilities	$2,468	$ 42	$2,035

	Cash & Short Term Investments		1,547

	Total Liquidity Available		$3,582

(a)	The underlying $1.2 billion 364 Day Credit facility expires 11/12/04 plus one-year term out at Omnicom’s option.
(b)	Uncommitted facilities in the U.S., U.K. and Canada. These amounts are excluded for purposes of this analysis.

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